December 4, 2001


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street NW
Washington, D.C.  20549



RE:      SAFECO Life Insurance Company
         SAFECO Separate Account SL ("Registrant")
         (File No. 333-30329)

Commissioners:

Attached for filing, pursuant to Rule 497(h) of the Securities Act of 1933, is a copy of the above referenced Registrant's Supplement to the form of Prospectus.

Please acknowledge receipt in the usual manner.

Sincerely,

/s/  Jacqueline M. Veneziani

Jacqueline M. Veneziani
Counsel

Attachment:       Supplement to Form of Prospectus

               Supplement To PREMIER Accumulation Life Prospectus
                        Supplement Dated December 4, 2001
                         To Prospectus Dated May 1, 2001


The First Paragraph of the section titled PREMIUMS on Page 6 is replaced by the following:

You may purchase the policy by delivering a check for the full initial premium made out to SAFECO Life to us directly or to your registered representative. If you choose to pay premiums on a monthly basis other than by electronic funds transfer, the initial premium will be equal to two monthly premiums (one month for electronic funds transfer mode). The initial premium must be sufficient to cover all policy charges for a period of at least two months (one month for electronic funds transfer mode). Upon payment of the initial premium, we may provide temporary insurance, subject to a maximum amount. The effective date of the permanent insurance coverage is dependent upon the completion of all underwriting requirements, payment of the initial premium, and delivery of the policy while the insured is still living.



The Second Paragraph of the section titled ALLOCATION OF PREMIUM AND CASH VALUE on Page 6 is replaced by the following:

Unless you have elected to pay by electronic funds transfer, on the date your policy is effective, premiums are invested in the money market portfolio for 25 days. On the 26th day your money is allocated to the portfolios and/or fixed account in accordance with your instructions. If you've elected to pay premiums by electronic funds transfer, money is allocated to the portfolios and/or fixed account in accordance with your instructions on the date your policy is effective. Any amounts allocated to the portfolios are effective and valued as of the next close of the New York Stock Exchange ("NYSE"). This is usually 4:00 p.m. Eastern time. If for any reason the NYSE has closed for the day prior to our receipt of your money, it will be valued as of the close of the NYSE on its next regular business day.